Deferred Revenue	12 Months Ended
Dec. 31, 2012
[DeferredRevenueAbstract]
Deferred Revenue [Text Block]

14.      Deferred Revenue:
Deferred revenue in the accompanying consolidated balance sheet as at December 31, 2012 and 2011 was $86 and $590, respectively. The amounts represent cash received from charterers prior to the balance sheet date and relates to revenue applicable to periods after such date.
Deferred revenue - related party in the accompanying consolidated balance sheet as at December 31, 2012 and 2011 was $NIL and $142, respectively. The December 31, 2011 amount represents cash received from Swissmarine prior to the balance sheet date and relates to revenue applicable to periods after such date.